UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2021

ARCA biopharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10170 Church Ranch Way, Suite 100, Westminster, CO		80021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 940-2200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ABIO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On May 3, 2021, ARCA biopharma, Inc. (“ARCA”) announced that Brian Selby, ARCA’s Vice President, Finance and Chief Accounting Officer, has notified ARCA of his intent to leave his position at ARCA to pursue other opportunities after having served ARCA for 14 years in roles of increasing responsibility.  Mr. Selby’s resignation was not the result of any disagreement with ARCA on any matter relating to its operations, policies or practices, or regarding the general direction of the company.

(c)

Effective as of May 10, 2021, C. Jeff Dekker, will be ARCA’s Chief Financial Officer and, as such, he will be ARCA’s principal financial officer and principal accounting officer. Prior to joining ARCA, Mr. Dekker served in multiple roles of increasing responsibility at GlobeImmune, Inc. from 2006 to 2021, including President, Vice President of Finance, and Senior Director, Finance and Controller.  Before joining GlobeImmune, Mr. Dekker held leadership positions in finance and accounting at private software companies since 1993, including posts ranging from Corporate Controller to Vice President at Webroot Software Inc., Requisite Technology Inc. and NxTrend Technology Inc. Earlier in his career, Mr. Dekker worked at ITT Rayonier Port Angeles Pulp Division and at KPMG in Los Angeles. He earned a B.S. in accounting from Utah State University and is a certified public accountant.

As of the filing of this Current Report on Form 8-K, ARCA has not determined the final terms of the compensation arrangements with Mr. Dekker.

A copy of the press release announcing the hiring of Mr. Dekker is attached hereto as Exhibit 99.1, the contents of which are incorporated herein by reference.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release titled “ARCA biopharma Announces C. Jeff Dekker to be Appointed Chief Financial Officer” dated May 3, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 3, 2021

ARCA biopharma, Inc.
(Registrant)

	By:	/s/ Brian L. Selby
		Name:	Brian L. Selby
		Title:	Vice President, Finance and Chief Accounting Officer